UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2013

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(I.R.S. Employer Identification No.)

3333 8th Street SE, 3rd Floor, Calgary Alberta, T2G 3A4 (Address of principal executive offices)(Zip Code)

(403) 776-1950

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE COMPANY’S PLANS FOR REGAINING COMPLIANCE WITH THE NASDAQ LISTING RULES AND THE ANTICIPATED FILING DATE OF ITS FORM 10-Q FOR THE SECOND QUARTER OF 2013. THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE THE RISK THAT ADDITIONAL INFORMATION MAY BECOME AVAILABLE IN PREPARING AND REVIEWING THE FINANCIAL STATEMENTS THAT WOULD REQUIRE ADDITIONAL TIME AND EFFORT TO COMPLETE AND FILE THE FORM 10-Q AND OTHER FACTORS SET FORTH IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2013, SAExploration Holdings, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1), due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “Form 10-Q”) with the Securities and Exchange Commission. The Company received the letter after its Chief Financial Officer and General Counsel contacted Nasdaq on August 20, 2013, to give notice of the Company’s failure to timely file the Form 10-Q. The Company was not able to timely file its Form 10-Q for the quarter ended June 30, 2013 because of the time involved in restating its financial statements for the quarter ended March 31, 2013, as previously disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on August 20, 2013.

Pursuant to the letter, the Company is required to submit to Nasdaq a plan to regain compliance with Nasdaq’s continued listing standards no later than October 20, 2013. The Company intends to file the Form 10-Q on or about August 27, 2013, in advance of the due date for the plan.

On August 26, 2013, the Company issued a press release announcing the receipt of the Nasdaq letter, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2013	SAExploration Holdings, Inc.
	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Press Release dated August 26, 2013.